UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 2, 2018
Date of report (Date of earliest event reported)

Surmodics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	⃞

EXPLANATORY NOTE

On May 2, 2018, Surmodics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the United States Securities and Exchange Commission disclosing the Company’s results of operations for the quarter ended March 31, 2018. This Amendment No. 1 on Form 8-K/A is being filed to correct a typographical error that appeared in the press release (the “Press Release”) furnished with the Original 8-K.  Specifically, the fifth bullet under the headline “Recent Highlights” of the Press Release stated: “EPS of $0.11, Non-GAAP EPS of $0.15.”  As corrected, the fifth bullet is: “EPS of $0.11, Non-GAAP EPS of $0.07.”  Except for correction of this typographical error, this Amendment No. 1 does not update, modify, or amend any disclosures set forth in the Original 8-K.

Item 2.02       Results of Operations and Financial Condition.

As noted above, on May 2, 2018, the Company filed the Original 8-K with the Press Release disclosing its results for the quarter ended March 31, 2018.  The Company has corrected a typographical error that appeared in the Press Release.  Specifically, the fifth bullet under the headline “Recent Highlights” of the Press Release stated: “EPS of $0.11, Non-GAAP EPS of $0.15.”  As corrected, the fifth bullet is: “EPS of $0.11, Non-GAAP EPS of $0.07.”  Except for correction of this typographical error, this Amendment No. 1 does not update, modify, or amend any disclosures set forth in the Original 8-K.  A copy of the corrected Press Release is attached to this Amendment No. 1 as Exhibit 99.1.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit
Number	Description
99.1	Press Release dated May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date:	May 2, 2018	/s/ Andrew D. C. LaFrence
Andrew D. C. LaFrence
Vice President Finance and Information Systems, and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated May 2, 2018.